UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2005

                                ----------------

                             ABLE LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                 001-11352                   04-3029787
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     (State or other      (Commission File Number)          (IRS Employer
     jurisdiction of                                   Identification Number)
     incorporation)
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                        1 Able Drive, Cranbury, NJ 08512
               (Address of Principal Executive Offices) (Zip Code)

                                 (609) 495-2800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rue 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

            On July 18, 2005, Able Laboratories, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"). The Company will continue to operate its business and manage it properties and assets as a "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On July 18, 2005, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired:

          Not Applicable.

      (b) Pro Forma Financial Information:

          Not Applicable.

      (c) Exhibits:

          99. Press Release, dated July 18, 2005


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ABLE LABORATORIES, INC.

                                          By:   /s/ Paul D. Cottone
                                             ----------------------------------
                                             Name:  Paul D. Cottone
Dated:  July 20, 2005                        Title: Chief Restructuring Officer

                                INDEX TO EXHIBITS


                                                            Sequentially
Exhibit                                                       Numbered
Number                    Exhibit                               Page
-------                   -------                           ------------

99.1          Press Release, dated July 18, 2005                  4